UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                     April 24, 2012 (April 20, 2012)

Princeton National Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-20050	36-3210283
(Commission File Number)	(IRS Employer Identification No.)

606 South Main Street Princeton, Illinois	61356
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code                    (815) 875-4444

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 20, 2012, Princeton National Bancorp, Inc. (the “Company”) announced the resignation of Rodney D. Stickle, Executive Vice President and Chief Financial Officer of the Company to be effective Friday, May 11, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRINCETON NATIONAL BANCORP, INC.
(Registrant)

By:	/s/Thomas D. Ogaard

Thomas D. Ogaard,
President & Chief Executive Officer

Dated: April 23, 2012